Exhibit 99.1

Bank of Commerce Holdings (NASDAQ: BOCH)
Company Press Release
Company Profile
•	Founded 1982

•	Five offices – three markets

•	Redding Bank of Commerce™

•	Roseville Bank of Commerce™

•	Sutter Bank of Commerce™

•	Bank of Commerce Mortgage™
Investor Highlights
•	5% stock dividend – 1986

•	Annual cash dividends – 1988

•	Two for one stock split – 1995

•	Three for one stock split – 1998

•	10% stock dividend – 2000

•	Three for one stock split – 2004

•	Quarterly cash dividends – since 2005

•	ACQB Index – America’s Community Bank Index
Business Overview
Bank of Commerce Holdings (the “Holding Company”) is a financial holding company (“FHC”) registered under the Bank Holding Company Act of 1956, as amended, and was incorporated in California on January 21, 1982. The Company owns Redding Bank of Commerce™, Roseville Bank of Commerce™, Sutter Bank of Commerce™ and Bank of Commerce Mortgage™.
For immediate release:
Bank of Commerce Holdings™, Parent Company of Redding Bank of Commerce™, Roseville Bank of Commerce™, Sutter Bank of Commerce™ and Bank of Commerce Mortgage™ first quarter 2007 Operating Results
REDDING, California, April 30, 2007/ PR Newswire— Bank of Commerce Holdings (NASDAQ: BOCH), a $578.1 million asset financial holding company, and parent company of Redding Bank of Commerce™, Roseville Bank of Commerce™, Sutter Bank of Commerce™ and Bank of Commerce Mortgage™ today announced first quarter 2007 operating results.
Bank of Commerce Holdings’ net income was $1,487,000 for the first quarter 2007 compared with $1,592,000 for the first quarter of 2006. Diluted earnings per common share was $0.17 for the first quarter 2007 compared to $0.17 for the first quarter of 2006. Return on average assets and return on average common equity were 1.05% and 13.37%, respectively, compared with 1.24% and 15.18%, respectively, for the first quarter 2006.
“Our Company’s first quarter results were very solid in light of the challenging economic environment confronting the banking industry as a whole. Historically, growth in the first quarter of each year is seasonally lower, while the third and fourth quarters tend to be seasonally strongest. This year is no exception, as earnings per diluted common share of $0.17 is equal to the same period of 2006”, said Michael C. Mayer, President and CEO of the Company. “As a Company we will continue to focus on organic growth and investment in business lines that enhance our product and service offerings.”

Contact Information
Michael C. Mayer, President & CEO
Telephone (530) 722-3950
Linda J. Miles, Chief Financial Officer
Telephone (530) 722-3955
Market Data
Exchange: NASDAQ
Exchange: NASDAQ
Symbol: BOCH
Shares outstanding at 3/31/07: 8,907,680
Market Cap: $103,329,088
Recent Price : $11.60
52 week range: $10.00 — $12.50
Price/ Book (%): 233.87
SNL™ Peer Price/Book (%): 211.72
Price/Earnings (x): 16.11
SNL™ Peer Price/Earnings (x): 16.93
Price/LTM EPS (x): 15.68
Dividend Yield (%): 2.76
SNL ™ Peer Dividend Yield(%): 1.53
YTD Volume traded: 112,597
Insider Ownership: 30.29%
The Company’s results for the first quarter of 2007 declined modestly over the same period of 2006, due to lower net income due to the current yield curve, cost of $100.0 million off balance sheet hedge and increased cost of funding.
Total revenues increased to $10.3 million compared to $8.8 million during the same period in 2006, an increase of 16.7%. Noninterest income growth of 11.2% was driven by sales of available-for-sale investments with a gain of $46,000 for the period.
Total noninterest expense in the first quarter of 2007 was $3.5 million compared to $3.3 million, an increase of 7.7% primarily in salaries and benefits reflective of additional staff to accommodate the growth of the Company and the Sutter market office.
On March 29, 2006, the Company announced a $0.08 quarterly cash dividend payable to shareholders of record as of March 31, 2007 and paid on April 13, 2007.
The Company’s loan portfolio is sound and performing well. Credit quality is strong this quarter. Non-performing assets were zero for the period, compared to 0.02% at March 31, 2006. The Company’s allowance for loan losses was 1.18% of total loans at March 31, 2007 and 1.13% at December 31, 2006. Provisions for loan losses for the quarter ended March 2007 were $6,000 compared to $11,000 for the same period in 2006. The Company’s OREO remained at $0 through the first quarter of 2007 and 2006.
Average loans for the first quarter 2007 were $38.2 million higher than the first quarter of 2006, a 10.3% increase. Average deposits and borrowings were $52.7 million higher for the first quarter 2007 compared with the first quarter of 2006, a 13.4% increase. Net interest income was $5.3 million during the first quarter 2007 compared with $5.4 million during the first quarter 2006, down $86,000 or 1.6%. Net interest margin declined by 46 basis points to 4.01% from 4.47% a year ago.
At March 31, 2007, Bank of Commerce Holdings’ total assets were $578.1 million, an increase of 10.6% or $55.2 million from March 31, 2006.

Provision for income taxes for the first quarter of 2007 resulted in an effective tax rate of 36.2% compared with an effective tax rate of 39.1% in the first quarter of 2006. The reduction in the effective tax rate from the same quarter of the prior year Reflects increased investments in tax-exempt municipal securities and bank-owned life insurance.
The capital ratios of Redding Bank of Commerce continue to be above the well-capitalized guidelines established by bank regulatory agencies.
Bank of Commerce Holdings, with administrative offices in Redding, California is a financial service holding company that owns Redding Bank of Commerce™, Roseville Bank of Commerce™, Sutter Bank of Commerce™ and Bank of Commerce Mortgage™. The Company is a federally insured California financial corporation and opened on October 22, 1982.
BOCH is a NASDAQ National Market listed stock. Please contact your local investment advisor for purchases and sales. Investment firms trading BOCH stock:

Howe Barnes Hoefer & Arnett/ John Cavender	Morgan Stanley
555 Market Street	310 Hemsted Drive, Suite 100
San Francisco, CA	Redding, CA
(800) 346-5544	(800) 733-6126

Wachovia Securities/ Ken Myers, Rick Hansen	Raymond James Financial/
10466 Brunswick Road	1805 Hilltop Drive, Suite 106
Grass Valley, CA	Redding, CA
(888) 383-3112	(800) 926-5040

This quarterly press release includes forward-looking information, which is subject to the “safe harbor” created by the Securities Act of 1933, and Securities Act of 1934. These forward-looking statements (which involve the Company’s plans, beliefs and goals, refer to estimates or use similar terms) involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the following factors:
•	Competitive pressure in the banking industry and changes in the regulatory environment.
•	Changes in the interest rate environment and volatility of rate sensitive assets and liabilities.
•	The health of the economy declines nationally or regionally which could reduce the demand for loans or reduce the value of real estate collateral securing most of the Company’s loans.
•	Credit quality deteriorates which could cause an increase in the provision for loan losses.
•	Losses in the Company’s merchant credit card processing business.
•	Asset/Liability matching risks and liquidity risks.
•	Changes in the securities markets.
For additional information concerning risks and uncertainties related to the Company and its operations please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 and under the heading:
”Risk factors that may affect results” and subsequent reports on Form 10-Q and current reports on Form 8-K. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to revise or publicly release the results of any revision to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

BANK OF COMMERCE HOLDINGS & SUBSIDIARIES
Condensed Consolidated Balance Sheets
(Unaudited)

Dollars in thousands	March 31, 2007	Dec. 31, 2006	March 31, 2006
ASSETS
Cash and due from banks	$12,597	$14,661	$11,819
Federal funds sold and securities purchased under agreements to resell	21,195	24,605	9,835

Cash and cash equivalents	33,792	39,266	21,654
Securities available-for-sale (including pledged collateral of $68,261 at March 31, 2007, $71,686 at December 31, 2006 and $54,514 at March 31, 2006)	92,769	95,601	93,645
Securities held-to-maturity, at cost (estimated fair value of $10,693 at March 31, 2007, $10,792 at Dec. 31, 2006 and $7,533 at March 31, 2006)	10,673	10,810	7,620
Loans, net of the allowance for loan losses of $4,933 at March 31, 2007, $4,904 at Dec. 31, 2006 and $4,295 at March 31, 2006	411,357	408,990	374,983
Bank premises and equipment, net	9,992	8,595	6,261
Other assets	19,513	20,180	18,733

TOTAL ASSETS	$578,096	$583,442	$522,896

LIABILITIES AND STOCKHOLDERS’ EQUITY

Demand — noninterest bearing	$70,035	$84,779	$74,519
Demand — interest bearing	112,550	119,437	102,003
Savings accounts	41,537	22,749	28,477
Certificates of deposit	211,422	212,442	173,106

Total deposits	435,544	439,407	378,105

Securities sold under agreements to repurchase	35,053	37,117	25,117
Federal Home Loan Bank borrowings	40,000	40,000	55,000
Other liabilities	6,646	7,537	8,864
Junior subordinated debt payable to unconsolidated subsidiary grantor trust	15,465	15,465	15,465

Total Liabilities	532,708	539,526	482,551
Commitments and contingencies
Stockholders’ Equity:
Preferred stock, no par value, 2,000,000 authorized no shares issued and outstanding in 2007 and 2006	—	—	—
Common stock , no par value, 50,000,000 shares authorized; 8,907,680 shares issued and outstanding at March 31,2007, 8,847,042 at Dec. 31, 2006 and 8,716,872 at March 31, 2006	11,940	11,517	11,198
Retained earnings	34,110	33,336	30,535
Accumulated other comprehensive (loss), net of tax	(662)	(937)	(1,388)

Total stockholders’ equity	45,388	43,916	40,345

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$578,096	$583,442	$522,896

BANK OF COMMERCE HOLDINGS & SUBSIDIARIES
Condensed Consolidated Statements of Income
(Unaudited) Three Months ended March 31, 2007 and 2006

Dollars in thousands, except for per share data	March 31, 2007	March 31, 2006
Interest income:
Interest and fees on loans	$8,464	$7,230
Interest on tax exempt securities	278	123
Interest on U.S. government securities	832	862
Interest on federal funds sold and securities purchased under agreements to resell	200	130
Interest on other securities	36	44

Total interest income	9,810	8,389

Interest expense:
Interest on demand deposits	557	233
Interest on savings deposits	171	65
Interest on time deposits	2,605	1,549
Securities sold under agreements to repurchase	342	199
Interest on FHLB and other borrowings	539	672
Interest on junior subordinated debt payable to unconsolidated subsidiary grantor trust	269	258

Total interest expense	4,483	2,976

Net interest income	5,327	5,413
Provision for loan and lease losses	6	11

Net interest income after provision for loan and lease losses	5,321	5,402

Noninterest income:
Service charges on deposit accounts	69	88
Payroll and benefit processing fees	108	109
Earnings on cash surrender value - Bank owned life insurance	95	53
Net loss on sale of securities available-for-sale	46	0
Net gain on sale of loans	0	1
Merchant credit card service income, net	92	77
Mortgage brokerage fee income	6	17
Other income	82	103

Total noninterest income	498	448

Noninterest expense:
Salaries and related benefits	2,097	1,878
Occupancy and equipment expense	458	435
FDIC insurance premium	13	12
Data processing fees	55	58
Professional service fees	195	204
Payroll processing fees	31	29
Deferred compensation expense	97	88
Stationery and supplies	61	60
Postage	33	31
Directors’ expense	45	60
Other expenses	403	383

Total noninterest expense	3,488	3,238

Income before income taxes	2,331	2,612
Provision for income taxes	844	1,020

Net income	$1,487	$1,592

Basic earnings per share	$0.17	$0.18
Weighted average shares — basic	8,864	8,680
Diluted earnings per share	$0.17	$0.17
Weighted average shares — diluted	8,976	8,880
Cash dividends per share	$0.08	$0.07

BANK OF COMMERCE HOLDINGS & SUBSIDIARIES
Quarterly Financial Condition Data
(Unaudited)
For the Quarter Ended

	March 31,	Dec. 31,	Sept 30,	June 30,	March 31,	Dec. 31,
	2007	2006	2006	2006	2006	2005

Cash and due from banks	$12,597	$14,661	$17,535	$12,668	$11,819	$17,436
Federal funds sold and securities purchased under agreements to resell	21,195	24,605	28,010	14,155	9,835	9,120

Total Cash & Equivalents	33,792	39,266	45,545	26,823	21,654	26,556
Securities available-for-sale	92,769	95,601	97,614	97,366	93,645	94,014
Securities held to maturity, at cost	10,673	10,810	10,841	11,141	7,620	6,933
Loans, net of allowance for loan losses	411,357	408,990	403,657	401,185	374,983	363,305
Bank premises and equipment, net	9,992	8,595	7,350	6,690	6,261	5,631
Other assets	19,513	20,180	20,211	20,942	18,733	15,205

TOTAL ASSETS	$578,096	$583,442	$585,218	$564,147	$522,896	$511,644

Liabilities:
Demand — noninterest bearing	$70,035	$84,779	$81,125	$74,505	$74,519	$86,219
Demand — interest bearing	112,550	119,437	111,439	101,492	102,003	109,101
Savings	41,537	22,749	22,610	23,111	28,477	27,540
Certificates of deposit	211,422	212,442	214,019	189,577	173,106	149,256

Total deposits	435,544	439,407	429,193	388,685	378,105	372,116

Securities sold under agreements to repurchase	35,053	37,117	35,260	32,507	25,117	22,886
Federal Home Loan Bank borrowings	40,000	40,000	55,000	80,000	55,000	55,000
Other liabilities	6,646	7,537	6,352	6,536	8,864	7,194
Junior subordinated debt payable to subsidiary grantor trust	15,465	15,465	15,465	15,465	15,465	15,310

Total liabilities	532,708	539,526	541,270	523,193	482,551	472,506

Stockholders’ equity:
Common stock	11,940	11,517	12,416	11,442	11,198	11,009
Retained earnings	34,110	33,336	32,526	31,479	30,535	29,419
Accumulated other comprehensive income (loss), net	(662)	(937)	(994)	(1,967)	(1,388)	(1,290)

Total stockholders’ equity	45,388	43,916	43,948	40,954	40,345	39,138

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$578,096	$583,442	$585,218	$564,147	$522,896	$511,644

Interest Income:
Net interest income	$5,327	$5,418	$5,530	$5,674	$5,413	$5,395
Provision for loan losses	6	0	72	143	11	6

Net interest income after provision for loan losses	5,321	5,418	5,458	5,531	5,402	5,389

Noninterest Income:
Service charges	69	91	81	86	88	91
Merchant credit card service income, net	92	100	89	93	77	78
Net (loss) on sale of securities available-for-sale	46	0	(171)	0	0	0
Mortgage brokerage fee income	6	(13)	32	35	17	7
Other income	285	363	397	298	266	343

Total noninterest income	498	541	428	512	448	519
Noninterest Expense:
Salaries and related benefits	2,097	2,150	1,996	1,996	1,878	1,796
Net Occupancy and equipment expense	458	496	467	448	435	399
Professional service fees	195	181	149	150	204	72
Other expenses	738	659	687	716	721	579

Total noninterest expense	3,488	3,486	3,299	3,310	3,238	2,846

Income before income taxes	2,331	2,473	2,587	2,733	2,612	3,062
Provision for income taxes	844	858	915	1,044	1,020	1,191

Net Income	$1,487	$1,615	$1,672	$1,689	$1,592	$1,871

BANK OF COMMERCE HOLDINGS & SUBSIDIARIES
Quarterly Financial Condition Data
(Unaudited)
For the Quarter Ended

	March 31,	March 31,	June 30,	September 30,	December 31,
	2007	2006	2006	2006	2006
Net interest income	$5,327	$5,413	$5,674	$5,530	$5,418
Provision for loan losses	(6)	(11)	(143)	(72)	(0)
Noninterest income	498	448	512	428	541
Noninterest expense	(3,488)	(3,238)	(3,310)	(3,299)	(3,486)

Income before taxes	2,331	2,612	2,733	2,587	2,473
Provision for income tax	(844)	(1,020)	(1,044)	(915)	(858)

Net Income	$1,487	$1,592	$1,689	$1,672	$1,615

Per common share:
Basic earnings per share	$0.17	$0.19	$0.19	$0.19	$0.18
Diluted earnings per share	$0.17	$0.18	$0.19	$0.19	$0.18
Dividends per share	$0.08	$0.07	$0.07	$0.07	$0.07

	March 31, 2007	March 31, 2006

Profitability Ratios
Net Income to Average Assets	3.77%	4.22%
Net Income to Average Equity	11.98%	14.65%

Efficiency Ratio [1]	59.88%	55.25%

Capital Ratios
Leverage Ratio	9.75%	10.05%
Risk Based Capital	$56,050,000	$51,733,000
Tier 1 Capital	11.23%	12.00%
Total Capital	12.29%	13.09%

Per Common Share Data
Dividend Payout Ratio	47.94%	38.32%
Book Value	$5.10	$4.63
Market Price	$11.75	$10.23
High	$12.29	$10.64
Low	$10.98	$9.14

[1]	The efficiency ratio is noninterest expense divided by total revenue (net interest income and noninterest income)